Exhibit 10.33
                              Suburban Lodges, Inc.

A Promissory Note to Finova Realty Capital Inc. with substantially the same terms as Exhibit 10.25 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999 for the following group of properties is not being separately filed:

 PROPERTY NAME/                         ADDRESS                  CITY, STATE
AMOUNT OF NOTE
Group 6/$13,700,000

Suburban Lodge - Hazlewood             9067 Dunn Road            Hazelwood, MO
Suburban Lodge - St. Charles           1769 Fairlane Dr.         St. Charles, MO
Suburban Lodge - East Indianapolis     2301 Post Dr.             Indianapolis, IN
Suburban Lodge - Newport News          12015 Jefferson Ave.      Newport News, VA
Suburban Lodge - Jackson, Miss.        5731 I-55 N               Jackson, MS